EXHIBIT 99.2

PREMA LIFE PTY. LTD.

INDEX TO THE UNAUDITED INTERIM FINANCIAL STATEMENTS

3 AND 6 MONTHS ENDED DECEMBER 31, 2020

1

PREMA LIFE PTY. LTD.

BALANCE SHEETS

DECEMBER 31, 2020 and JUNE 30, 2020

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

		As of
	Note	December 31, 2020	June 30, 2020
ASSETS
CURRENT ASSETS
Cash and bank balances		$108,590	$244,533
Amount due from related parties	3	293,815	26,437
Other receivables, deposits and prepayments	4	-	53,355
Trade receivables	5	166,606	157,866
Inventories		490,183	315,601
Total current assets		1,059,194	797,792

NON-CURRENT ASSETS
Plant and equipment, net	6	-	-
Total non-current assets		-	-
TOTAL ASSETS		$1,059,194	$797,792

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Trade payables	7	$107,652	$99,739
Other payables and accrued liabilities	8	166,180	323,487
Total current liabilities		273,832	423,226

NON-CURRENT LIABILITIES
Loan	9	192,712	171,214
Total non-current liabilities		192,712	171,214
TOTAL LIABILITIES		$466,544	$594,440

STOCKHOLDERS’ EQUITY
Stockholders’ equity		$1,410,998	$1,420,978
Accumulated losses		(823,043)	(1,174,199)
Other comprehensive income/(losses)		4,695	(43,427)
TOTAL STOCKHOLDERS’ EQUITY		592,650	203,352

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$1,059,194	$797,792

The notes are an integral part of these financial statements.

2

PREMA LIFE PTY. LTD.

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME/(LOSS)

FOR THE 3 AND 6 MONTHS PERIOD ENDED DECEMBER 31, 2020 and 2019

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	3 months period ended		6 months period ended
	December 31,		December 31,
	2020	2019	2020	2019
REVENUE	$414,650	$401,043	$951,610	$984,804
COST OF REVENUE	(263,480)	(221,487)	(510,736)	(470,472)
GROSS PROFIT	151,170	179,556	440,874	514,332

OTHER INCOME	231,591	-	401,024	80,656
OPERATING EXPENSES	(250,434)	(215,467)	(490,742)	(550,330)

PROFIT/(LOSS) FROM OPERATIONS	132,327	(35,911)	351,156	44,658

TAX EXPENSE:
Deferred tax	-	-	-	-
Income tax	-	-	-	-
TOTAL TAX EXPENSE	-	-	-	-

NET PROFIT/(LOSS)	$132,327	$(35,911)	$351,156	$44,658

OTHER COMPREHENSIVE GAIN
Foreign currency translation gain	22,964	7,095	48,122	2,673

TOTAL COMPREHENSIVE INCOME/(LOSS)	$155,291	$(28,816)	$399,278	$47,331

The notes are an integral part of these financial statements.

3

PREMA LIFE PTY. LTD.

STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE PERIOD ENDED DECEMBER 31, 2020

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Common stock			Accumulated other
	Number of shares	Amount	Accumulated losses	comprehensive (loss)/income	Total equity
Balance as of June 30, 2020	3,176	$1,420,978	$(1,174,199)	$(43,427)	$203,352

Cancellation of shares	(1,722)	(9,980)	-	-	(9,980)
Net income for the year	-	-	351,156	-	351,156
Foreign currency translation gain	-	-	-	48,122	48,122

Balance as of December 31, 2020	1,454	$1,410,998	$(823,043)	$4,695	$592,650

The notes are an integral part of these financial statements.

4

PREMA LIFE PTY. LTD.

STATEMENTS OF CASH FLOWS

FOR THE 6 MONTHS PERIOD ENDED DECEMBER 31, 2020 AND 2019

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	6 months Period Ended
	December 31,
	2020	2019
Cash flows from operating activities:
Net profit	$351,156	$44,658

Adjustments to reconcile net profit to net cash used in operating activities:
Bad debts written off	48	954
Depreciation of plant and equipment	-	4,372
Operating profit before working capital changes	351,204	49,984

Changes in operating assets and liabilities:
Inventories	(134,954)	30,960
Trade and other receivables	71,089	27,732
Trade and other payables	(202,535)	(235,799)
Amount due from related parties	(264,059)	-
Cash used in operating activities	(179,255)	(127,123)

Cash flows from financing activities:
(Cancellation)/Issuance of shares	(9,980)	79,308
Net cash (used in)/generated from financing activities	(9,980)	79,308

Foreign currency translation adjustment	53,292	974
NET CHANGE IN CASH AND CASH EQUIVALENTS	(135,943)	(46,841)
CASH AND CASH EQUIVALENTS, BEGINNING OF FINANCIAL YEAR	244,533	70,261
CASH AND CASH EQUIVALENTS, END OF FINANCIAL YEAR	$108,590	$23,420

CASH AND CASH EQUIVALENTS INFORMATION:
Cash and bank balances	$108,590	$23,420
Cash and cash equivalents, end of financial year	108,590	23,420

The notes are an integral part of these financial statements.

5

PREMA LIFE PTY. LTD.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Prema Life Pty. Ltd. (“we,” “us,” “our,” the “Company,” or “Prema Life”) is a private limited liability company, incorporated in Australia.

Prema Life is a HACCP certified manufacturer and supplier of functional foods and supplements, and of practitioner only naturopathic and homeopathic medicines. Prema Life produces an extensive range of products including proteins, green blends, sports nutrition, weight management and maintenance, and health and wellness products.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States and presented in United States dollars.

In the opinion of management, the balance sheet as of December 31, 2020 which has been derived from audited financial statements and these unaudited consolidated financial statements reflect all normal and recurring adjustments considered necessary to state fairly the results for the periods presented. The results for the six months ended December 31, 2020 are not necessarily indicative of the results to be expected for the entire fiscal year ending June 30, 2021 or for any future period.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Foreign Currency Translation and Re-measurement

The Company translates its foreign operations to U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

Translation of amounts from the local currency, Australia Dollar (“AU$”) of the Company into US$1.00 has been made at the following exchange rates for the respective years:

	December 31, 2020	June 30, 2020
Year-end USD : AU$ exchange rate	1.297	1.460

	July 1, 2020 to December 31, 2020	July 1, 2020 to June 30, 2020
Yearly average USD : AU$ exchange rate	1.367	1.490

6

The Company’s functional currency is AU$ and reporting currency is the U.S. dollar.

The Company translates its records into U.S. dollar as follows:

●	Assets and liabilities at the rate of exchange in effect at the balance sheet date
●	Equities at historical rate
●	Revenue and expense items at the average rate of exchange prevailing during the period

Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, amount due from related parties, prepaid expenses, deposits and other current assets, accounts payable, accrued liabilities and other payables. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments.

Plant and equipment

Plant and equipment are recorded at cost. Depreciation is calculated using reducing balance method over the estimated useful lives of the assets. The depreciation rates of the plant and equipment are as follows:

Plant and equipment	10 % to 100%
Furniture and fittings	10 % to 20%
Office equipment	10 % to 100%
Manufacturing equipment	20%

Maintenance and repairs are charged to operations as incurred. Expenditures which substantially increase the useful lives of the related assets are capitalized. When plant and equipment are disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is reported in the period the transaction takes place.

Accounting for the impairment of long-lived assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the period ended December 31, 2020 and 2019, the Company did not impair any long-lived assets.

Inventories

Inventories consisting of products available for sell, are stated at the lower of cost or market value. Cost of inventory is determined using the weighted average method. Inventory reserve is recorded to write down the cost of inventory to the estimated market value due to slow-moving merchandise and damaged goods, which is dependent upon factors such as historical and forecasted consumer demand, and promotional environment. The Company takes ownership, risks and rewards of the products purchased. Write downs are recorded in cost of revenues in the Condensed Statements of Operations and Comprehensive Income.

Cash and cash equivalents

For the purpose of presentation in the statement of cash flows, cash and cash equivalents consist of cash on hand, bank balances and deposits with licensed banks, with original maturities of three months or less that are readily convertible to known amounts of cash and subject to an insignificant risk of changes in value, net of bank overdrafts, if applicable.

7

Revenue Recognition

Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services.

The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

●	identify the contract with a customer;
●	identify the performance obligations in the contract;
●	determine the transaction price;
●	allocate the transaction price to performance obligations in the contract; and
●	recognize revenue as the performance obligation is satisfied.

The Company records revenue at point in time which is recognized upon goods delivered or services rendered.

Income Taxes and Deferred Taxes

Tax expense in profit or loss comprises current and deferred tax. Current tax and deferred tax are recognized in profit or loss except to the extent that it relates to a business combination or items recognized directly in equity or other comprehensive income.

Deferred tax is recognized using the liability method for all temporary differences between the carrying amounts of assets and liabilities in the statement of financial position and their tax bases. Deferred tax is not recognized for the temporary differences arising from the initial recognition of goodwill, the initial recognition of assets and liabilities in a transaction which is not a business combination and that affects neither accounting nor taxable profit or loss. Deferred tax is measured at the tax rates that are expected to be applied to the temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the end of the reporting period.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 – AMOUNT DUE FROM RELATED PARTIES

The amount due from related parties is unsecured, interest-free and repayable on demand.

NOTE 4 – OTHER RECEIVABLES, DEPOSITS AND PREPAYMENTS

Other receivables, deposits and prepayments at December 31, 2020 and June 30, 2020 consist of the following:

	December 31,	June 30,
	2020	2020
Other receivables	-	14,226
Prepayments	-	39,129
	$-	$53,355

8

NOTE 5 – TRADE RECEIVABLES

The Company has performed an analysis on all its trade receivables and determined that all amounts are collectible by the Company. As such, trade receivables are reflected as a current asset and no allowance for expected credit loss has been recorded as of December 31, 2020 and June 30, 2020. A total of $48 and $954 of bad debts were written off for the period ended December 31, 2020 and December 31, 2019 respectively. The Company’s trade receivables consist of receivable from customers which are unrelated to the Company. The account receivables are non-interest bearing and is subject to normal trade terms.

NOTE 6 – PLANT AND EQUIPMENT

The plant and equipment were written off during the financial year June 30, 2020.

NOTE 7 – TRADE PAYABLES

Trade payables are amounts billed to the Company by suppliers for goods and services in the ordinary course of business. All amounts have short-term repayment terms and vary by supplier.

NOTE 8 - OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities at December 31, 2020 and June 30, 2020 consist of the following:

	December 31,	June 30,
	2020	2020
Other payables and accrued liabilities	$166,180	$323,487

NOTE 9 – LOAN

The loan represents 10 years loan facility from Queensland Rural and Industry Development Authority for an assistance under Queensland COVID-19 support loan program for the purpose to assist the Company to manage its working capital expenses.

The loan is secured under the Company’s present and future property of any kind, including all personal property bearing interest at rate 0% for the first 12 months and 2.50% for the remainder of the loan term. First repayment commencing from July 2021.

The increase in loan amount from $171,214 to $192,712 was attributable to the translation loss on foreign exchange as at December 31, 2020.

NOTE 10 – INCOME TAXES

The Company provides for income taxes under ASC 740, “Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities and the tax rates in effect when these differences are expected to reverse. It also requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The Company is subject to the tax laws of the Australia at range from 27.5% to 30.0%. There is no taxation during the financial year ended June 30, 2020 and 2019.

NOTE 11 – SIGNIFICANT EVENTS

On 11 March 2020, the World Health Organization declared the Coronavirus (“Covid-19”) outbreak to be a pandemic, which has caused severe global social and economic disruptions and uncertainties, including markets where the Company operates or intends to operate. The Company is actively monitoring and managing its operations to respond to these changes, the Company does not consider it practicable to provide any quantitative estimate on the potential impact it may have on the Company as the outbreak continue to evolve as of the date of this report.

NOTE 12 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date these financial statements were available to be issued. Based on our evaluation no material events have occurred that require disclosure.

9

GGLG PROPERTIES PTY. LTD.

INDEX TO THE UNAUDITED INTERIM FINANCIAL STATEMENTS

3 AND 6 MONTHS ENDED DECEMBER 31, 2020

1

GGLG PROPERTIES PTY. LTD.

BALANCE SHEETS

DECEMBER 31, 2020 and JUNE 30, 2020

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

		As of
	Note	December 31, 2020	June 30, 2020
ASSETS
CURRENT ASSETS
Cash and bank balances		$2,134	$1,485
Amount due from related parties	3	-	2,055
Other receivables, deposits and prepayments		-	325
Trade receivables	4	4,268	13,327
Total current assets		6,402	17,192

NON-CURRENT ASSETS
Property, plant and equipment, net	5	642,726	546,666
Total non-current assets		642,726	546,666
TOTAL ASSETS		$649,128	$563,858

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Other payables and accrued liabilities	6	$9,781	$6,016
Amount due to a Director	7	-	1,458
Amount due to a related party	8	25,560	16,411
Finance lease	9	8,076	-
Loan	10	508,760	452,006
Total current liabilities		552,177	475,891

NON-CURRENT LIABILITIES
Finance lease	9	24,696	-
Total non-current liabilities		24,696	-
TOTAL LIABILITIES		$576,873	$475,891

STOCKHOLDERS’ EQUITY
Common stocks		$791,745	$791,745
Capital reserve		(397,108)	(397,108)
Accumulated losses		(310,091)	(284,995)
Other comprehensive losses		(12,291)	(21,675)
TOTAL STOCKHOLDERS’ EQUITY		72,255	87,967

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$649,128	$563,858

The notes are an integral part of these financial statements.

2

GGLG PROPERTIES PTY. LTD.

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME/(LOSS)

FOR THE 3 AND 6 MONTHS PERIOD ENDED DECEMBER 31, 2020 and 2019

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	3 months period ended		6 months period ended
	December 31,		December 31,
	2020	2019	2020	2019
REVENUE	$18,537	$13,960	$36,586	$30,966

OPERATING EXPENSES - general and administrative	(24,898)	(7,108)	(37,798)	(54,700)

(LOSS)/PROFIT FROM OPERATIONS	(6,361)	6,852	(1,212)	(23,734)

FINANCE COSTS	(12,333)	(7,111)	(23,884)	(14,622)

LOSS FROM OPERATIONS	(18,694)	(259)	(25,096)	(38,356)

TAX EXPENSE:
Deferred tax	-	-	-	-
Income tax	-	-	-	-
TOTAL TAX EXPENSE	-	-	-	-

NET LOSS	$(18,694)	$(259)	$(25,096)	$(38,356)

OTHER COMPREHENSIVE GAIN/(LOSS)
Foreign currency translation gain/(loss)	5,828	6,849	9,384	(1,033)

TOTAL COMPREHENSIVE (LOSS)/INCOME	$(12,866)	$6,590	$(15,712)	$(39,389)

The notes are an integral part of these financial statements.

3

GGLG PROPERTIES PTY. LTD.

STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE 6 MONTHS PERIOD ENDED DECEMBER 31, 2020

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Common stock				Accumulated other
	Number of shares	Amount	Capital loss	Accumulated losses	comprehensive losses	Total equity
Balance as of June 30, 2020	1,010,000	$791,745	$(397,108)	$(284,995)	$(21,675)	$87,967

Net loss for the year	-	-	-	(25,096)	-	(25,096)

Foreign currency translation gain	-	-	-	-	9,384	9,384

Balance as of December 31, 2020	1,010,000	$791,745	$(397,108)	$(310,091)	$(12,291)	$72,255

The notes are an integral part of these financial statements.

4

GGLG PROPERTIES PTY. LTD.

STATEMENTS OF CASH FLOWS

FOR THE 6 MONTHS PERIOD ENDED DECEMBER 31, 2020 AND 2019

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	6 months period ended
	December 31,
	2020	2019
Cash flows from operating activities:
Net loss	$(25,096)	$(38,355)

Adjustments to reconcile net loss to net cash generated from operating activities:
Depreciation of property, plant and equipment	3,018	14,556
Bad debts written off	-	15,794
Property, plant and equipment written off	-	13,667
Operating (loss)/profit before working capital changes	(22,078)	5,662

Changes in operating assets and liabilities:
Trade and other receivables	14,770	9,485
Trade and other payables	3,376	8,179
Amount due from related parties	2,313	16,161
Amount due to related parties	5,447	-
Cash generated from operating activities	3,828	39,487

Foreign currency translation adjustment	(3,179)	(897)
NET CHANGE IN CASH AND CASH EQUIVALENTS	650	38,591
CASH AND CASH EQUIVALENTS, BEGINNING OF FINANCIAL YEAR	1,485	4,146
CASH AND CASH EQUIVALENTS, END OF FINANCIAL YEAR	$2,134	$42,736

CASH AND CASH EQUIVALENTS INFORMATION:
Cash and bank balances	2,134	42,736
Cash and cash equivalents, end of financial year	$2,134	$42,736

The notes are an integral part of these financial statements.

5

GGLG PROPERTIES PTY. LTD.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020 AND 2019

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

GGLG Properties Pty. Ltd. (“we,” “us,” “our,” the “Company,” or “GGLG”) is a private limited liability company, incorporated in Australia.

GGLG is the owner and operator of 11 Aldinga Street, Brendale, Queensland, 4500, Australia. The facility has an area of 21,000 square feet with single floor buildings and is leased to Prema Life. The immediate plan is to build a double story building of 37,673 square feet for office, production and logistical support of Prema Life. The design and planning for this are in process at present.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States and presented in United States dollars.

In the opinion of management, the balance sheet as of December 31, 2020 which has been derived from audited financial statements and these unaudited consolidated financial statements reflect all normal and recurring adjustments considered necessary to state fairly the results for the periods presented. The results for the six months ended December 31, 2020 are not necessarily indicative of the results to be expected for the entire fiscal year ending June 30, 2021 or for any future period.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Foreign Currency Translation and Re-measurement

The Company translates its foreign operations to U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

Translation of amounts from the local currency, Australia Dollar (“AU$”) of the Company into US$1.00 has been made at the following exchange rates for the respective years:

	December 31, 2020	June 30, 2020
Year-end USD : AU$ exchange rate	1.297	1.460

	July 1, 2020 to December 31, 2020	July 1, 2020 to June 30, 2020

Yearly average USD : AU$ exchange rate	1.367	1.490

6

The Company’s functional currency is AU$ and reporting currency is the U.S. dollar.

The Company translates its records into U.S. dollar as follows:

●	Assets and liabilities at the rate of exchange in effect at the balance sheet date
●	Equities at historical rate
●	Revenue and expense items at the average rate of exchange prevailing during the period

Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, amount due from related parties, prepaid expenses, deposits and other current assets, trade receivables, other payables, accrued liabilities and amount due to a Director, related party, finance lease and loan. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments.

Property, Plant and equipment

Each class of property, plant and equipment is carried at cost less, where applicable, any accumulated depreciation and impairment.

Property, plant and equipment, excluding freehold land, is depreciated on a straight-line basis over the assets’ useful lives, commencing when the asset is ready for use. The depreciation rates of the property, plant and equipment are as follows:

Building	2.2%
Leasehold improvements	2.5%
Plant and equipment	13.0%
Furniture and fittings	10.0% to 30.0%

Maintenance and repairs are charged to operations as incurred. Expenditures which substantially increase the useful lives of the related assets are capitalized. When plant and equipment are disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is reported in the period the transaction takes place.

Accounting for the impairment of long-lived assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the period ended December 31, 2020 and 2019, the Company did not impair any long-lived assets.

Cash and cash equivalents

For the purpose of presentation in the statement of cash flows, cash and cash equivalents consist of cash on hand, bank balances and deposits with licensed banks, with original maturities of three months or less that are readily convertible to known amounts of cash and subject to an insignificant risk of changes in value, net of bank overdrafts, if applicable.

Revenue Recognition

Rental income from lease of property is recognised as revenue in profit or loss on a straight-line basis over the term of the lease term.

7

Income Taxes and Deferred Taxes

Tax expense in profit or loss comprises current and deferred tax. Current tax and deferred tax are recognized in profit or loss except to the extent that it relates to a business combination or items recognized directly in equity or other comprehensive income.

Deferred tax is recognized using the liability method for all temporary differences between the carrying amounts of assets and liabilities in the statement of financial position and their tax bases. Deferred tax is not recognized for the temporary differences arising from the initial recognition of goodwill, the initial recognition of assets and liabilities in a transaction which is not a business combination and that affects neither accounting nor taxable profit or loss. Deferred tax is measured at the tax rates that are expected to be applied to the temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the end of the reporting period.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 – AMOUNT DUE FROM RELATED PARTIES

The amount due from related parties was unsecured, interest-free and repayable on demand.

NOTE 4 – TRADE RECEIVABLES

The Company has performed an analysis on all its trade receivables and determined that all amounts are collectible by the Company. As such, trade receivables are reflected as a current asset and no allowance for expected credit loss has been recorded as of December 31, 2020 and 2019. A total of $Nil and $15,794 of bad debts were written off for the 6 months period ended December 31, 2020 and 2019, respectively. The Company’s trade receivables consist of receivable from customers which are unrelated to the Company.  The account receivables are non-interest bearing and is subject to normal trade terms.

NOTE 5 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment at December 31, 2020 and June 30, 2020 consist of the following:

	December 31,	June 30,
	2020	2020
Cost:
Land	538,397	538,397
Building	$94,912	$94,912
Leasehold improvements	21,648	21,648
Motor vehicle	28,735	-
	683,692	654,957
Less: accumulated depreciation	(28,554)	(25,536)
Foreign exchange translation	(12,412)	(82,755)
Property, plant and equipment, net	$642,726	$546,666

During the six months period ended December 31, 2020 and 2019, the Company recorded depreciation of $3,018 and $14,556, respectively.

8

NOTE 6 - OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities at December 31, 2020 and June 30, 2020 consist of the following:

	December 31,	June 30,
	2020	2020
Other payables and accrued liabilities	$9,781	$6,016

NOTE 7 – AMOUNT DUE TO A DIRECTOR

The amount due to a Director was unsecured, interest-free and repayable on demand.

NOTE 8 – AMOUNT DUE TO A RELATED PARTY

The amount due to a related party is unsecured, interest-free and repayable on demand.

NOTE 9 – FINANCE LEASE

The Company purchased motor vehicle under finance lease agreements with the effective interest rate 5.03% of per annum, with principal and interest payable monthly. The obligations under the finance lease are as follows:

	As of
	December 31, 2020	June 30, 2020

Finance lease	$36,000	$-
Less: interest expense	(3,228)	-
Net present value of finance lease	32,772	-

Current portion	8,076	-
Non-current portion	24,696	-
Total	$32,772	$-

As of December 31, 2020 and June 30, 2020, the maturities of the finance lease obligations are as follows:

	As of	As of
Years ending June 30:	December 31, 2020	June 30, 2020
2021	$8,076	$-
2022	8,492	-
2023 and after	16,204	-
Total	$32,772	$-

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NOTE 10 – LOAN

The loan represents secured loan facility used by the Company to finance its acquisition of property with interest bearing at a rate of 6.23% and maturity term of 1 year as of June 30, 2019. The loan amount was refinanced during financial year June 30, 2020 with interest bearing at a rate of 10% which is repayable within the next 12 months as of June 30, 2020.

The increase in loan amount from $452,006 to $508,760 was attributable to the translation loss on foreign exchange as at December 31, 2020.

NOTE 11 – INCOME TAXES

The Company provides for income taxes under ASC 740, “Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities and the tax rates in effect when these differences are expected to reverse. It also requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The Company is subject to the tax laws of the Australia at range from 27.5% to 30.0%. There is no taxation during the financial period ended December 31, 2020 and 2019.

NOTE 12 – SIGNIFICANT EVENTS

On 11 March 2020, the World Health Organization declared the Coronavirus (“Covid-19”) outbreak to be a pandemic, which has caused severe global social and economic disruptions and uncertainties, including markets where the Company operates or intends to operate. The Company is actively monitoring and managing its operations to respond to these changes, the Company does not consider it practicable to provide any quantitative estimate on the potential impact it may have on the Company as the outbreak continue to evolve as of the date of this report.

NOTE 13 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date these financial statements were available to be issued. Based on our evaluation no material events have occurred that require disclosure except for the acquisition of the entire interests of the Company by Rayont Inc. of which the transaction has been completed on February 22, 2021.

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